                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - October 25, 2005
                        ---------------------------------
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
-------------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
                September 1, 2005, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2005-C)
             (Exact Name of Registrant as specified in its charter)

          Delaware                 333-115371-09                52-2029487
---------------------------   ----------------------     ---------------------
  (State of Incorporation)     (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 8.01.    Other Events.

         Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the October 25, 2005 Distribution Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POPULAR ABS, INC.


                                          By: /s/ James H. Jenkins
                                              -------------------------------
                                              James H. Jenkins,
                                              Executive Vice President and CFO



Dated: October 25, 2005

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-C
                         STATEMENT TO CERTIFICATEHOLDERS
                                OCTOBER 25, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
                              BEGINNING                                                                                 ENDING
            ORIGINAL          PRINCIPAL                                                      REALIZED    DEFERRED      PRINCIPAL
 CLASS     FACE VALUE          BALANCE           PRINCIPAL       INTEREST         TOTAL       LOSSES     INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
AF1      23,450,000.00      23,450,000.00        95,778.14      72,590.78       168,368.92     0.00       0.00       23,354,221.86
AF2       9,340,000.00       9,340,000.00             0.00      35,772.20        35,772.20     0.00       0.00        9,340,000.00
AF3       5,250,000.00       5,250,000.00             0.00      20,531.87        20,531.87     0.00       0.00        5,250,000.00
AF4      21,120,000.00      21,120,000.00             0.00      87,067.20        87,067.20     0.00       0.00       21,120,000.00
AF5      18,570,000.00      18,570,000.00             0.00      82,435.32        82,435.32     0.00       0.00       18,570,000.00
 AV     131,689,000.00     131,689,000.00     2,200,705.98     414,820.35     2,615,526.33     0.00       0.00      129,488,294.02
 M1      21,176,000.00      21,176,000.00             0.00      70,492.55        70,492.55     0.00       0.00       21,176,000.00
 M2      15,950,000.00      15,950,000.00             0.00      55,328.78        55,328.78     0.00       0.00       15,950,000.00
 M3       4,125,000.00       4,125,000.00             0.00      14,533.75        14,533.75     0.00       0.00        4,125,000.00
 M4       4,400,000.00       4,400,000.00             0.00      17,213.78        17,213.78     0.00       0.00        4,400,000.00
 M5       3,300,000.00       3,300,000.00             0.00      13,295.33        13,295.33     0.00       0.00        3,300,000.00
 M6       3,025,000.00       3,025,000.00             0.00      13,010.86        13,010.86     0.00       0.00        3,025,000.00
 B1       7,838,000.00       7,838,000.00             0.00      37,065.03        37,065.03     0.00       0.00        7,838,000.00
 B2       3,025,000.00       3,025,000.00             0.00      14,304.89        14,304.89     0.00       0.00        3,025,000.00
 B3       2,750,000.00       2,750,000.00             0.00      13,004.44        13,004.44     0.00       0.00        2,750,000.00
  R               0.00               0.00             0.00           0.00             0.00     0.00       0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS  275,008,000.00     275,008,000.00     2,296,484.12     961,467.13     3,257,951.25     0.00       0.00      272,711,515.88
------------------------------------------------------------------------------------------------------------------------------------
  X     275,012,703.51     275,012,703.51             0.00           0.00             0.00     0.00       0.00      273,274,518.72
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------    -----------------------
                          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                         PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------    -----------------------
                             BEGINNING                                                       ENDING                   CURRENT PASS-
CLASS        CUSIP           PRINCIPAL          PRINCIPAL      INTEREST         TOTAL       PRINCIPAL           CLASS    THRU RATE
---------------------------------------------------------------------------------------------------------    -----------------------
 AF1       73316PFM7      1,000.00000000        4.08435565    3.09555565     7.17991130     995.91564435         AF1     3.980000 %
 AF2       73316PFN5      1,000.00000000        0.00000000    3.83000000     3.83000000   1,000.00000000         AF2     4.596000 %
 AF3       73316PFP0      1,000.00000000        0.00000000    3.91083238     3.91083238   1,000.00000000         AF3     4.693000 %
 AF4       73316PFQ8      1,000.00000000        0.00000000    4.12250000     4.12250000   1,000.00000000         AF4     4.947000 %
 AF5       73316PFR6      1,000.00000000        0.00000000    4.43916640     4.43916640   1,000.00000000         AF5     5.327000 %
  AV       73316PFS4      1,000.00000000       16.71138804    3.15000000    19.86138804     983.28861196         AV      4.050000 %
  M1       73316PFT2      1,000.00000000        0.00000000    3.32888884     3.32888884   1,000.00000000         M1      4.280000 %
  M2       73316PFU9      1,000.00000000        0.00000000    3.46888903     3.46888903   1,000.00000000         M2      4.460000 %
  M3       73316PFV7      1,000.00000000        0.00000000    3.52333333     3.52333333   1,000.00000000         M3      4.530000 %
  M4       73316PFW5      1,000.00000000        0.00000000    3.91222273     3.91222273   1,000.00000000         M4      5.030000 %
  M5       73316PFX3      1,000.00000000        0.00000000    4.02888788     4.02888788   1,000.00000000         M5      5.180000 %
  M6       73316PFY1      1,000.00000000        0.00000000    4.30111074     4.30111074   1,000.00000000         M6      5.530000 %
  B1       73316PFZ1      1,000.00000000        0.00000000    4.72888875     4.72888875   1,000.00000000         B1      6.080000 %
  B2       73316PGA2      1,000.00000000        0.00000000    4.72888926     4.72888926   1,000.00000000         B2      6.080000 %
  B3       73316PGB0      1,000.00000000        0.00000000    4.72888727     4.72888727   1,000.00000000         B3      6.080000 %
---------------------------------------------------------------------------------------------------------    -----------------------
TOTALS                    1,000.00000000        8.35060842    3.49614240    11.84675082     991.64939158
---------------------------------------------------------------------------------------------------------    -----------------------
  X           N/A         1,000.00000000        0.00000000    0.00000000     0.00000000     993.67962000         X       0.000000 %
---------------------------------------------------------------------------------------------------------    -----------------------

 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:

                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                           4 New York Plaza, Floor: 6
                          New York, New York 100042413
                   Tel: (212) 623-5428 / Fax: (212) 623-5931

(JPMORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-C
                                OCTOBER 25, 2005
--------------------------------------------------------------------------------
Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal
                              Group I Scheduled Principal             67,006.66
                              Group I Curtailments                     5,486.81
                              Group I Prepayments                          0.00
                              Group I Repurchases                          0.00
                              Group I Liquidation Proceeds                 0.00

                              Group II Scheduled Principal           136,975.44
                              Group II Curtailments                   93,232.10
                              Group II Prepayments                 1,435,483.78
                              Group II Repurchases                         0.00
                              Group II Liquidation Proceeds                0.00

                              Extra Principal Distribution Amount    558,299.33

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                              Interest Distribution - AF-1            72,590.78
                              Unpaid Interest - AF-1                       0.00
                              Remaining Unpaid Interest - AF-1             0.00

                              Interest Distribution - AF-2            35,772.20
                              Unpaid Interest - AF-2                       0.00
                              Remaining Unpaid Interest - AF-2             0.00

                              Interest Distribution - AF-3            20,531.87
                              Unpaid Interest - AF-3                       0.00
                              Remaining Unpaid Interest - AF-3             0.00

                              Interest Distribution - AF-4            87,067.20
                              Unpaid Interest - AF-4                       0.00
                              Remaining Unpaid Interest - AF-4             0.00

                              Interest Distribution - AF-5            82,435.32
                              Unpaid Interest - AF-5                       0.00
                              Remaining Unpaid Interest - AF-5             0.00

                              Interest Distribution - AV             414,820.35
                              Unpaid Interest - AV                         0.00
                              Remaining Unpaid Interest - AV               0.00

                              Interest Distribution - M-1             70,492.55
                              Unpaid Interest - M-1                        0.00
                              Remaining Unpaid Interest - M-1              0.00

(JPMORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-C
                                OCTOBER 25, 2005
--------------------------------------------------------------------------------
            Interest Distribution - M-2                               55,328.78
            Unpaid Interest - M-2                                          0.00
            Remaining Unpaid Interest - M-2                                0.00

            Interest Distribution - M-3                               14,533.75
            Unpaid Interest - M-3                                          0.00
            Remaining Unpaid Interest - M-3                                0.00

            Interest Distribution - M-4                               17,213.78
            Unpaid Interest - M-4                                          0.00
            Remaining Unpaid Interest - M-4                                0.00

            Interest Distribution - M-5                               13,295.33
            Unpaid Interest - M-5                                          0.00
            Remaining Unpaid Interest - M-5                                0.00

            Interest Distribution - M-6                               13,010.86
            Unpaid Interest - M-6                                          0.00
            Remaining Unpaid Interest - M-6                                0.00

            Interest Distribution - B-1                               37,065.03
            Unpaid Interest - B-1                                          0.00
            Remaining Unpaid Interest - B-1                                0.00

            Interest Distribution - B-2                               14,304.89
            Unpaid Interest - B-2                                          0.00
            Remaining Unpaid Interest - B-2                                0.00

            Interest Distribution - B-3                               13,004.44
            Unpaid Interest - B-3                                          0.00
            Remaining Unpaid Interest - B-3                                0.00

Interest Reductions
            Net Prepayment Interest Shortfalls                             0.00
            Relief Act Reductions                                          0.00
            Class AF-1 Interest Reduction                                  0.00
            Class AF-2 Interest Reduction                                  0.00
            Class AF-3 Interest Reduction                                  0.00
            Class AF-5 Interest Reduction                                  0.00
            Class AF-4 Interest Reduction                                  0.00
            Class AV Interest Reduction                                    0.00
            Class M-1 Interest Reduction                                   0.00
            Class M-2 Interest Reduction                                   0.00
            Class M-3 Interest Reduction                                   0.00
            Class M-4 Interest Reduction                                   0.00
            Class M-5 Interest Reduction                                   0.00

(JPMORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-C
                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

                          Class M-6 Interest Reduction                                            0.00
                          Class B-1 Interest Reduction                                            0.00
                          Class B-2 Interest Reduction                                            0.00
                          Class B-3 Interest Reduction                                            0.00

Sec. 4.03(a)(iii) Available Funds Shortfall

                         Class AF-1 Available Funds Shortfall                                     0.00
                         Class AF-2 Available Funds Shortfall                                     0.00
                         Class AF-3 Available Funds Shortfall                                     0.00
                         Class AF-4 Available Funds Shortfall                                     0.00
                         Class AF-5 Available Funds Shortfall                                     0.00
                         Class AV Available Funds Shortfall                                       0.00
                         Class M-1 Available Funds Shortfall                                      0.00
                         Class M-2 Available Funds Shortfall                                      0.00
                         Class M-3 Available Funds Shortfall                                      0.00
                         Class M-4 Available Funds Shortfall                                      0.00
                         Class M-5 Available Funds Shortfall                                      0.00
                         Class M-6 Available Funds Shortfall                                      0.00
                         Class B-1 Available Funds Shortfall                                      0.00
                         Class B-2 Available Funds Shortfall                                      0.00
                         Class B-3 Available Funds Shortfall                                      0.00

Sec. 4.03(a)(v) Pool Principal Balances

                        Group I Beginning Pool Balance                                   77,738,617.61
                        Group I Ending Pool Balance                                      77,666,124.14
                        Group II Beginning Pool Balance                                 197,274,085.90
                        Group II Ending Pool Balance                                    195,608,394.58
                        Total Beginning Pool Balance                                    275,012,703.51
                        Total Ending Pool Balance                                       273,274,518.72
Sec. 4.03(a)(vi) Servicing Fee
                       Group I Servicing Fee                                                32,391.09
                       Group II Servicing Fee                                               82,197.54

Sec. 4.03(a)(viii) Delinquency Advances
                       Group I Delinquency Advances Included in Current Distribution       215,934.94
                       Group I Recouped Advances Included in Current Distribution                0.00
                       Group I Recouped Advances From Liquidations                               0.00
                       Group I Aggregate Amount of Advances Outstanding                    215,934.94

                       Group II Delinquency Advances Included in Current Distribution      517,504.47
                       Group II Recouped Advances Included in Current Distribution               0.00
                       Group II Recouped Advances From Liquidations                              0.00
                       Group II Aggregate Amount of Advances Outstanding                   517,504.47

(JPMORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-C

                                OCTOBER 25, 2005

Section 4.03(a)(ix) A    Group I and Group II Loans Delinquent


--------------------------------------------------------------------------------
                              Delinquency by Group
--------------------------------------------------------------------------------
                                     Group 1
--------------------------------------------------------------------------------
           Period           Number      Principal Balance       Percentage
--------------------------------------------------------------------------------
           0-30 days             5             552,492.21         0.71 %
           31-60 days            0                   0.00         0.00 %
           61-90 days            0                   0.00         0.00 %
           91+days               0                   0.00         0.00 %
           Total                 5             552,492.21         0.71 %
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Delinquency by Group
--------------------------------------------------------------------------------
                                     Group 2
--------------------------------------------------------------------------------
           Period           Number      Principal Balance       Percentage
--------------------------------------------------------------------------------
           0-30 days             23          3,510,075.96         1.79 %
           31-60 days            1              96,755.73         0.05 %
           61-90 days            0                   0.00         0.00 %
           91+days               0                   0.00         0.00 %
           Total                 24          3,606,831.69         1.84 %
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B    Group I and Group II Loans in Foreclosure

                 ------------------------------------------------------
                                Foreclosure by Group
                 ------------------------------------------------------
                  Group     Number of      Principal
                  Number     Loans          Balance      Percentage
                 ------------------------------------------------------
                     1         0             0.00           0.00%
                 ------------------------------------------------------
                     2         0             0.00           0.00%
                 ------------------------------------------------------

Sec. 4.03(a)(x),(xi) Group I and Group II Loans in REO

                 ------------------------------------------------------
                                    REO by Group
                 ------------------------------------------------------
                  Group     Number of      Principal
                  Number     Loans          Balance      Percentage
                 ------------------------------------------------------
                     1         0              0.00              0.00%
                 ------------------------------------------------------
                     2         0              0.00              0.00%
                 ------------------------------------------------------


                  Market Value of Group I REO Loans                         0.00
                  Market Value of Group II REO Loans                        0.00

(JPMORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-C

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03(a)(xii) Aggregate Stated Principal Balance of the Three Largest Loans

      Group I Three Largest Loans                                        2,078,680.02
      Group II Three Largest Loans                                       2,419,082.05

Sec. 4.03(a)(xiii) Net WAC Cap Carryover

                Class AF-1 Net WAC Cap Carryover Amounts Due                     0.00
                Class AF-1 Net WAC Cap Carryover Amounts Paid                    0.00
                Class AF-1 Net WAC Cap Carryover Remaining Amounts Due           0.00
                Class AV Net WAC Cap Carryover Amounts Due                       0.00
                Class AV Net WAC Cap Carryover Amounts Paid                      0.00
                Class AV Net WAC Cap Carryover Remaining Amounts Due             0.00
                Class M-1 Net WAC Cap Carryover Amounts Due                      0.00
                Class M-1 Net WAC Cap Carryover Amounts Paid                     0.00
                Class M-1 Net WAC Cap Carryover Remaining Amounts Due            0.00
                Class M-2 Net WAC Cap Carryover Amounts Due                      0.00
                Class M-2 Net WAC Cap Carryover Amounts Paid                     0.00
                Class M-2 Net WAC Cap Carryover Remaining Amounts Due            0.00
                Class M-3 Net WAC Cap Carryover Amounts Due                      0.00
                Class M-3 Net WAC Cap Carryover Amounts Paid                     0.00
                Class M-3 Net WAC Cap Carryover Remaining Amounts Due            0.00
                Class M-4 Net WAC Cap Carryover Amounts Due                      0.00
                Class M-4 Net WAC Cap Carryover Amounts Paid                     0.00
                Class M-4 Net WAC Cap Carryover Remaining Amounts Due            0.00
                Class M-5 Net WAC Cap Carryover Amounts Due                      0.00
                Class M-5 Net WAC Cap Carryover Amounts Paid                     0.00
                Class M-5 Net WAC Cap Carryover Remaining Amounts Due            0.00
                Class M-6 Net WAC Cap Carryover Amounts Due                      0.00
                Class M-6 Net WAC Cap Carryover Amounts Paid                     0.00
                Class M-6 Net WAC Cap Carryover Remaining Amounts Due            0.00
                Class B-1 Net WAC Cap Carryover Amounts Due                      0.00
                Class B-1 Net WAC Cap Carryover Amounts Paid                     0.00
                Class B-1 Net WAC Cap Carryover Remaining Amounts Due            0.00
                Class B-2 Net WAC Cap Carryover Amounts Due                      0.00
                Class B-2 Net WAC Cap Carryover Amounts Paid                     0.00
                Class B-2 Net WAC Cap Carryover Remaining Amounts Due            0.00
                Class B-3 Net WAC Cap Carryover Amounts Due                      0.00
                Class B-3 Net WAC Cap Carryover Amounts Paid                     0.00
                Class B-3 Net WAC Cap Carryover Remaining Amounts Due            0.00

Sec. 4.03(a)(xiv)  Aggregate Principal Balance of Balloon Loans with Original
                   Terms <= 36 Months and 60+ Contractually Past Due

                Group I Aggregate Principal Balance of Balloon Loans             0.00
                Group II Aggregate Principal Balance of Balloon Loans            0.00


(JPMORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-C

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                     Group I Current Period Realized Losses                                                        0.00
                     Group I Cumulative Realized Losses                                                            0.00
                     Group II Current Period Realized Losses                                                       0.00
                     Group II Cumulative Realized Losses                                                           0.00

Sec. 4.03 (a)(xvi) Reserve Fund
                     Beginning Balance of Reserve Fund                                                             0.00
                     Funds Withdrawn From Reserve Fund For Distribution                                            0.00
                     Funds Deposited to Reserve Fund                                                               0.00
                     Ending Balance of Reserve Fund                                                                0.00

Sec. 4.03 (a)(xvii) Number of Loans Repurchased

                     Group I Number of Loans Repurchased                                                           0.00
                     Group II Number of Loans Repurchased                                                          0.00

Sec. 4.03 (a)(xviii) Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                     Group I Weighted Average Mortgage Rate                                                        7.34%
                     Group II Weighted Average Mortgage Rate                                                       7.08%

Sec. 4.03 (a)(xix) Weighted Average Remaining Term of Outstanding Loans

                     Group I Weighted Average Remaining Term                                                     349.00
                     Group II Weighted Average Remaining Term                                                    359.00

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

                     Overcollateralization Amount                                                            563,002.84
                     Overcollateralization Target Amount                                                   4,675,215.96
                     Overcollateralization Release Amount                                                          0.00
                     Overcollateralization Deficiency Amount                                               4,112,213.12

Sec. 4.03 (a)(xxiv) Trigger Events
                     Has a Trigger Event Occurred and is continuing?                                                 NO
                     Cumulative Realized Losses as a percentage of the Original Pool Balance                      0.00%
                     Senior Enhancement Percentage                                                               24.00%
                     Senior Specified Enhancement Percentage                                                     51.10%

Sec. 4.03 (a)(xxv) 60+ Day Delinquent Loans

                     60+ Day Delinquent Loans as a percentage of the current Pool Balance                         0.00%

Sec. 4.03 (a)(xxvi) Amount of Funds Collected by Trustee under Yield Maintenance Agreement                         0.00


(JPMORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.

                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-C

                                OCTOBER 25, 2005
--------------------------------------------------------------------------------











































(JPMORGAN LOGO)     COPYRIGHT 2005 J.P. MORGAN CHASE & CO. ALL RIGHTS RESERVED.